Exhibit 10.5

CONFIDENTIAL

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

Amended and Restated

Exhibit 3 to the Long Term Addendum, with Commencement Date of July 1, 2017

Product Purchase and Supply Commitment – 2021 & 2022

This Amended and Restated Exhibit 3 to the Long Term Addendum dated September 11, 2017 (the “LTA Addendum”), the Product Purchase and Supply Commitment – 2021 & 2022 (the “FD LTA Amended Exhibit 3”) is entered into and effective as of the last signature date set forth below (the “FD LTA Amended Exhibit 3 Effective Date”) by and between GLOBALFOUNDRIES U.S. Inc., a corporation organized under the laws of the State of Delaware, with its principal place of business 400 Stonebreak Road Ext., Malta, NY 12020, USA (“GF”) and SOITEC S.A. (“Supplier”), a Societe Anonyme organized under the laws of France with its principal office at Parc Technologique des Fontaines, Chemin des Franques 38190 Bernin (France). Both GF and Supplier are referenced herein as Party or Parties, as the case might be.

WHEREAS, the Parties entered into Exhibit 3 to the Long Term Addendum dated September 11, 2017 (the “LTA Addendum”), the Product Purchase and Supply Commitment – 2021 (the “Original FD LTA Exhibit 3”) with an effective date of November 5, 2020 (the “Original FD LTA Exhibit 3 Effective Date”).

WHEREAS, since the Original FD LTA Exhibit 3 was executed, the Parties now wish to amend and restate the Original FD LTA Exhibit 3 and the Parties wish to enter into this FD LTA Amended Exhibit 3, as more specifically set forth below.

1. Introduction and Purpose

(a)

This FD LTA Amended Exhibit 3 shall be attached to and incorporated by reference into the LTA Addendum and is further subject to Section 1(a) of the Material Supply Agreement, entered into on April 25, 2017, GLOBALFOUNDRIES Contract Number 00037735.0 (the “Agreement”). If there is a disagreement between the LTA Addendum and this FD LTA Amended Exhibit 3, this FD LTA Amended Exhibit 3 shall have precedence over the LTA Addendum. If there is disagreement between the Product Purchase Addendum dated April 25, 2017 (the “Dresden PPA”) and this FD LTA Amended Exhibit 3, this FD LTA Amended Exhibit 3 shall have precedence over the Dresden PPA.

(b)	All capitalized terms in this FD LTA Amended Exhibit 3 shall have the same meaning as set forth in the Agreement and the LTA Addendum, unless otherwise defined in this FD LTA Amended Exhibit 3.

(c)	Where the context so admits or requires, references to the plural in any defined term herein shall include the singular and vice versa.

(d)

The purpose of this FD LTA Amended Exhibit 3 is to set forth the terms and conditions upon which the Parties will purchase and supply the Product during the FD LTA Amended Exhibit 3 Term (as defined below), as more specifically set forth, hereinbelow.

2. Purchase and Supply Commitment for Product

(a)	Product and Price:

i.

The Product(s) to be purchased by GF Parties and sold by Supplier pursuant to the LTA Addendum and this FD LTA Amended Exhibit 3, are listed in Table 1, below, and the term “Product” used in this FD LTA Amended Exhibit 3 shall refer to one or more of the items listed in Table 1, below.

ii.

The pricing defined in Exhibit 1 of the LTA Addendum shall not apply to the 2021-2022 Product Volume (defined below) purchased and supplied pursuant to this FD LTA Amended Exhibit 3; and the price per unit of Product for the 2021-2022 Product Volume shall be [***] per unit of Product. The pricing defined in Exhibit 1 of the LTA Addendum shall apply to any volumes of Product ordered and purchased by GF Parties in excess of the 2021-2022 Product Volume for calendar year 2021.

iii.

GF and Supplier agree that GF shall qualify the configurations and accept the Product volumes specified in the Qualification and Volume Release Plan set forth in Appendix A , attached to this FD LTA Amended Exhibit 3 (the “Qualification and Volume Release Plan”); [***]

[***]

c.

Such deliveries to the GF Parties’ consignment inventory shall be pursuant to the [***] PPA or the applicable Product Purchase Addendum (each a “PPA”), to the extent such [***] PPA or PPA terms apply to the 2021-2022 Product Volume or do not conflict with this FD LTA Amended Exhibit 3 [***] The applicable GF Parties shall issue a [***] purchase order (as Releases as defined in the Agreement) as follows: [***]. For the avoidance of doubt, any Release issued pursuant to this Section 2(b)(i)(c) only authorizes delivery by Supplier of the 2021-2022 Product Volume. The applicable GF Parties’ agree to invoice and purchase such 2021-2022 Product Volume upon [***] of such volumes or as such 2021-2022 Product Volumes become [***]

ii.

The Parties agree that Supplier’s Affiliate, Soitec Microelectronics Singapore Pte. Ltd, located at 81 Pasir Ris Industrial Drive 1, Singapore 518220 (“Supplier Singapore”), may also deliver volume of Product to the consignment inventory of the applicable GF Party, [***] according to the Qualification and Volume Release Plan as set forth in Appendix 1.

iii.

Subject to Section 2(b)(ii), above, and for the avoidance of doubt, the Parties agree that Supplier and Supplier Singapore are authorized to deliver the 2021-2022 Product Volume to the applicable GF Parties’ consignment inventory even if such volumes are in excess of the maximum inventory levels defined in the Dresden PPA or the applicable PPA.

iv.	In the event GF Parties wish to order additional volumes of Product in excess of the 2021-2022 Product Volume, Supplier shall use commercially reasonable efforts to supply such additional volumes.

v.	Upon the [***] of any units of the 2021-2022 Product Volume or when units of 2021-2022 Product Volume become [***], the payment terms for the 2021-2022 Product Volume shall be [***] net.

3.	Term of FD LTA Amended Exhibit 3.

Unless otherwise terminated as set forth in the Agreement, the term of this FD LTA Amended Exhibit 3 shall commence on FD LTA Exhibit 3 Effective Date and expire on December 31, 2022 (the “FD LTA Amended Exhibit 3 Term”)

[the balance of the page intentionally left blank]

IN WITNESS WHEREOF, the Parties hereto have executed this FD LTA Amended Exhibit 3, effective as of the last signature date set forth below (the “FD LTA Amended Exhibit 3 Effective Date”).

GLOBALFOUNDRIES US Inc.	SOITEC S.A.

“GF”	“Supplier”

/s/ Glenn Colton	/s/ Paul Boudre
Authorized Signature & Company Seal (if applicable)	Authorized Signature & Company Seal (if applicable)

Glenn Colton	P Boudre
Print Name	Print Name

VP of Procurement	CEO
Title	Title

Jul 1, 2021	Jun 30, 2021
Date	Date

Global Foundries Dresden Module One LLC & Co KG (solely for orders and deliveries to GF Dresden and to the extent this FD LTA Amended Exhibit 3 applies to the Dresden PPA) “GF Dresden”

/s/ Yvonne Keil
Authorized Signature & Company Seal (if applicable)

Yvonne Keil
Print Name

Site Lead Procurement
Title

Jul 1, 2021
Date

APPEXDIX A

[***]